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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 17, 1997


                              ZYDECO ENERGY, INC.
            (Exact name of registrant as specified in its charter)


          DELAWARE                  0-22076              76-0404904
(State or other jurisdiction      (Commission         (I.R.S. Employer
     of incorporation)            File Number)       Identification No.)



1710 TWO ALLEN CENTER, 1200 SMITH STREET
            HOUSTON, TEXAS                                  77002
(Address of principal executive offices)                  (Zip Code)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (713) 659-2222


                                   NO CHANGE
         (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

        On November 17, 1997, Zydeco Energy, Inc. ("Zydeco") announced its results of operations for the three months and nine months ended September 30, 1997. In addition, on November 20, 1997, Zydeco issued its Report to Shareholders describing several important events that occurred during the quarter ended September 30, 1997.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)   Exhibits

              20.1* Announcement of Results of Operations for the Three Months and Nine Months Ended September 30, 1997

              20.2* Report to Shareholders for the Quarter Ended September 30, 1997


              *      Exhibit filed herewith.
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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ZYDECO ENERGY, INC.


                                           /s/ SAM B. MYERS, JR.
                                           --------------------------------
                                           Sam B. Myers, Jr.
                                           Chief Executive Officer

Dated: November 26, 1997